SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): July 2, 1996
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                                   NuCo2 Inc.
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             (Exact name of registrant as specified in its charter)


     Florida                         0-27378                   65-0180800
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(State or other jurisdiction        (Commission               (IRS Employer
   of incorporation)                File Number)           Identification No.)

                  2820 S.E. Market Place, Stuart, Florida 34997
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                    (Address of principal executive offices)


Registrant's telephone number, including area code: (407) 221-1754
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                                       N/A
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         (Former name or former address, if changed since last report.)

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         ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On July 2, 1996, the Audit Committee of the Board of Directors of the Registrant dismissed KPMG Peat Marwick LLP ("Peat Marwick") as independent accountants to the Registrant and appointed Cooper, Selvin & Strassberg LLP as the new independent accountants to the Registrant. Peat Marwick's accountant's report on the financial statements of the Registrant for the fiscal year ended June 30, 1995 (the period for which Peat Marwick was engaged as independent accountants) did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. There were no other reportable events or disagreements with Peat Marwick to report in response to Item 304(a) of Regulation S-K, ss. 229.304(a).

         ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 16 - Letter, dated July 2, 1996 from KPMG Peat Marwick LLP to the Securities and Exchange Commission.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  NUCO2 INC.



Dated: July 3, 1996               By:/s/ Joseph M. Criscuolo
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                                     Joseph M. Criscuolo,
                                     President


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